                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69485 for Hartford Life Insurance Company Separate Account Two on Form N-4.

Hartford, Connecticut                       /s/ Arthur Andersen LLP
October 22, 1999